WARREN COUNTY
D1207 PG173

ASSIGNMENT OF AN OIL AND GAS INTEREST

THIS ASSIGNMENT made and entered into this the 30th day of December, 2019, by and between Barbra E. Yost, 918 Eagle Ct., Bowling Green, Ky. 42103, hereinafter referred to as "Assignor" and NOWEA, Inc., 2210 Front St., Suite 204, Melbourne, Fl. 32901, hereinafter referred to as "Assignee".

WHEREAS ASSIGNOR received an assignment for 20.375% net revenue interest, which equates to 25% of the Working Interest in wells known as the Madison #1 and #2 on the Lannie Madison lease, from Vera and Henry Honaker, Recorded in Warren County, Kentucky Deed Book D1143, Page 429 dated 12-12-16; and ASSIGNOR received an assignment from Dennis Lindsey for 21.8749% Net Revenue Interest which equates to 25% of the Working Interest in the same two wells, recorded in Warren County, Kentucky Deed Book 1119, Page 891, dated 6-23-2016; and ASSGNOR received an assignment from Yost-Travell LLC dated 10-05-04 for 20.375% net revenue interest for the same two wells, recorded in Warren County, Kentucky Deed Book 891, Page 400, all three assignments totaling 62.6251 Net Revenue percent and being 75% of the Working Interest in the two wells.

THEREFORE, for and in valuable consideration in which the receipt is hereby acknowledged, Assignor does hereby grant, sell transfer and assign unto the Assignee all of the above described interest, WITH THE EXCEPTION OF 5% OVERRIDING ROYALTY INTEREST. The amount being assigned 57.6251 Net Revenue, which will equate to 75 percent Working Interest in the two wells known as Madison #1 and Madison #2. And Barbra E. Yost will own 5% Overriding Royalty Interest in the two wells.

THIS ASSIGNMENT is made subject to the terms of the original lease and the ASSIGNEE is aware that there are other Overriding Royalty owners, as well as the Landowners Royalty and one other Working Interest party for the remaining 25%

Working Interest. To have and to hold unto the said Assignee, the respective heirs, successors or assigns, forever subject to the terms and conditions of the subject lease.

Assignor:

Barbra E. Yost

Barbra E. Yost

State of Kentucky }
}
County of Warren }

Subscribed and sworn and Acknowledged before me by Barbra E. Yost on this the 13 day of December, 2019.

Angela Dossey
NOTARY PUBLIC-STATE AT LARGE
My Commission Expires July 19, 2021

Prepared by:
Barbra E. Yost
Barbra E. Yost
918 Eagle Ct.
Bowling Green, ky 42103
270-799-2794

DOCUMENT NO: 1143167
RECORDED: June 12,2020 03:22:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: LINDA BEACH
COUNTY: WARREN COUNTY
BOOK: D1207 PAGES: 173 - 174